LORD ABBETT SERIES FUND, INC.

Short Duration Income Portfolio

Supplement dated June 18, 2026 to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated

May 1, 2026

The following table replaces the table in the subsection under “Management—Portfolio Managers” on page 10 of the summary prospectus and the statutory prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Andrew H. O’Brien, Partner and Portfolio Manager	2014
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2014
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2014
Adam C. Castle, Partner and Head of Securitized Credit	2021
Yoana N. Koleva, Partner and Portfolio Manager	2022
Gregory H. Benz, Managing Director, Portfolio Manager	2025
Ty J. Kern, Managing Director, Portfolio Manager	2025

The following paragraph replaces the fifth paragraph under “Management and Organization of the Fund” on page 33 of the statutory prospectus:

Andrew H. O’Brien, Partner and Portfolio Manager, heads the Fund’s team. Mr. O’Brien joined Lord Abbett in 1998. Additional members of the Fund’s team are Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, Adam C. Castle, Partner and Head of Securitized Credit, Yoana N. Koleva, Partner and Portfolio Manager, Gregory H. Benz, Managing Director and Portfolio Manager, and Ty J. Kern, Managing Director and Portfolio Manager. Messrs. Lee, Rocco, Castle, Benz, Kern, and Ms. Koleva joined Lord Abbett in 1997, 2004, 2015, 2021, 2016, and 2011, respectively. Mr. Kern was formerly an Investment Grade Bond Trader and Vice President at Goldman Sachs Asset Management from 2014 to 2021. Messrs. O’Brien, Lee, Rocco, Castle, Benz, Kern, and Ms. Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

The following rows replace the applicable rows of the corresponding table under the heading “Short Duration Income Portfolio” in the subsection titled “Portfolio Manager Information—Other Accounts Managed” beginning on page 7-2 of the SAI:

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Short Duration Income Fund
Andrew H. O’Brien	15	101,653.90	8	12,213.67	22	4,201.87
Robert A. Lee[1]	18	98,603.55	11	12,366.70	1258[1]	6,627.90[1]
Steven F. Rocco	20	102,335.63	13	12,061.08	10	3,820.04
Adam C. Castle	13	77,898.97	7	11,733.04	0	0
Yoana N. Koleva	12	80,868.39	1	1,941.76	1	84.19
Gregory H. Benz	5	49,444.27	0	0	0	0
Ty J. Kern	4	49,258.73	0	0	0	0

1 Included in the number of other accounts and total assets are two accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $1,447.1 million in assets

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectuses and/or SAIs.

Please retain this document for your future reference.